UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2008

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In response to a comment letter dated December 29, 2008 from the Securities and Exchange Commission with respect to TradeStation Group, Inc.'s Annual Report for the fiscal year ended December 31, 2007 filed on March 14, 2008 and its definitive Proxy Statement filed on April 28, 2008, TradeStation Group, Inc. is filing the form of executive stock option agreement utilized by the company prior to February 2007.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Executive Stock Option Agreement (for stock options granted to certain executives prior to February 2007)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

January 7, 2009	By:	David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Executive Stock Option Agreement (for stock options granted to certain executives prior to February 2007)